Exhibit 21

Subsidiaries of the Registrant

Entity	Jurisdiction of Organizationtic Jurisdicti
72 Consulting LLC	Delaware
72andFootball LLC	Louisiana
72andSunny NL B.V.	Netherlands
72andSunny Partners, LLC	Delaware
72andSunny Pte. Ltd.	Republic of Singapore
72andSunny Pty Ltd	New South Wales
7thfl LLC	Delaware
7thfl LP	Ontario
7thfl, LTD	United Kingdom
939GP Inc.	Ontario
A-Alliance LLC	Delaware
A-Alliance UK Ltd	United Kingdom
ACE Content LLC	Delaware
Ace Dev Fund LLC	Delaware
Activista LLC	Delaware
Advanced Media Platforms LLC	Delaware
Ahteed LLC	Delaware
Allegory LLC	Delaware
Allison & Partners (Thailand) Limited	Bangkok
Allison & Partners Holdings (Thailand) Limited	Bangkok
Allison & Partners LLC	Delaware
Allison and Partners K.K.	Tokyo
Allison Kommunikation GmbH	Berlin
Allison Partners Limited	Wanchai
Allison PR (Beijing) Limited	Beijing
Allison+Partners Singapore Pte Ltd	Republic of Singapore
Allison+Partners UK Limited	United Kingdom
Anomaly (Shanghai) Advertising Co., Ltd.	Shanghai
Anomaly B.V.	Netherlands
Anomaly GmbH	Berlin
Anomaly Inc.	Ontario
Anomaly London LLP	United Kingdom
Anomaly Partners LA LLC	Delaware
Anomaly Partners LLC	Delaware
Anomaly UK Limited	United Kingdom
Another Anomaly NY LLC	Delaware
Apollo Program II, Inc.	Delaware
Apollo Program LLC	Delaware

Ares Media, LLC	Delaware
AROUND AR LLC	Delaware
Entity	Jurisdiction of Organizationtic Jurisdicti
Berbenno sp. zoo	Poland
Blue Wall Mail LLC	Delaware
BNG Business Services sp.zoo	Poland
BNG MEA FZ-LLC	UAE
Brand New Galaxy USA Holdings Inc.	Washington
Brand Performance Network LLC	Delaware
Bruce Mau Design (USA) LLC	Delaware
Bruce Mau Design Inc.	Ontario
Business Traveler LLC	Delaware
Code and Theory (SF) LLC	California
Code and Theory LLC	New York
Code and Theory London Limited	United Kingdom
Code and Theory South America LLC	Delaware
Colle & McVoy LLC	Delaware
Collect Understand & Engage LLC	Delaware
Common (Shanghai) Market Research Co., Ltd.	Shanghai
Concentric Health Experience Limited	United Kingdom
Concentric Partners LLC	Delaware
Content Management Corporation	Delaware
Content Management Corporation	Ontario
Content26, LLC	Washington
Core Stagwell LLC	Delaware
CP+B - Crispin Porter & Bogusky Brasil Publicidade e Participacao Ltda	Sao Paulo
Creative Optimization LLC	Delaware
Crispin LLC	Texas
Crispin Porter & Bogusky (Hong Kong) Limited	Hong Kong
Crispin Porter & Bogusky LLC	Delaware
Crispin Porter & Bogusky Ltd	United Kingdom
Doner Limited	United Kingdom
Doner Partners LLC	Delaware
Doner Partners Network LLC	Delaware
Doner Partners Network LP	Ontario
DonerNorth LP	Ontario
Dyversity Communications Inc.	Ontario
Elixir Health Experience LLC	Delaware
Emerald Research Group LLC	Delaware
eSubstance Limited	United Kingdom
Expecting Productions, LLC	California
Forsman & Bodenfors AB	Sweden
Forsman & Bodenfors Canada LP Forsman & Bodenfors Canada SEC	Ontario

Forsman & Bodenfors Inhouse AB	Sweden
Forsman & Bodenfors LLC	Delaware
Forsman & Bodenfors Pte. Ltd.	Republic of Singapore
Entity	Jurisdiction of Organizationtic Jurisdicti
Forward 3D	Egypt
Forward 3D Brazil Marketing Digital LTDA	Sao Paulo
Forward 3D BV	Netherlands
Forward 3D for Advertisement Saudi Limited	Saudi Arabia
Forward 3D FZ LLC	UAE
Forward 3D Group Limited	United Kingdom
Forward 3D Holdings Limited	United Kingdom
Forward 3D Hong Kong Limited	Hong Kong
Forward 3D Japan KK	Tokyo
Forward 3D Korea Co. Ltd	Republic of Korea
Forward 3D Limited	United Kingdom
Forward 3D Limited (Spain)	Spain
Forward 3D Ltd	Paris
Forward 3D Ltd (France)	Paris
Forward 3D Ltd (Germany)	Hamburg
Forward 3D Ltd (Taiwan)	Taiwan
Forward 3D Singapore PTE	Republic of Singapore
Forward 3D, Inc.	Delaware
Forward Internet Group (Shanghai)	Shanghai
Forward3D DMCC	UAE
Forward3D for Marketing Consultancy	Egypt
ForwardPMX Group LLC	Delaware
Gale Creative Agency Private Limited	Bangalore
Gale Partners Inc.	Ontario
Gale Partners LLC	Delaware
Gale Partners LP	Ontario
GALE Pte. Ltd.	Republic of Singapore
Gobeyond Studios, Inc.	Philippines
Goodstuff Holdings Limited	United Kingdom
Grason Agency Group LLC	Delaware
Grason Agency HK Ltd.	Hong Kong
Grason Agency LLC	Delaware
Happy Forsman & Bodenfors AB	Goteborgs kommun
Harris Insights and Analytics LLC	Delaware
HarrisX LLC	Delaware
Hecho Studios LLC	Delaware
Hecho Studios Pte. Ltd.	Republic of Singapore
Hello Design, LLC	California
HPR Partners, LLC	Delaware

Hudson and Sunset Media, LLC	Delaware
Hunter Public Relations UK Limited	United Kingdom
In the Company of Huskies Limited	Ireland
Ink Do Brasil Consultancy & Marketing Services LTD	Sao Paulo
Ink Publishing (HK) LTD	Hong Kong
Entity	Jurisdiction of Organizationtic Jurisdicti
Ink Publishing (Holdings) Limited	United Kingdom
Ink Publishing (PTE) Limited	Republic of Singapore
Ink Publishing Advertising (Shanghai Co LTD)	Shanghai
Ink Publishing Corporation	Delaware
Instrument LLC	Delaware
Instrument Wizard Wizard LLC	Oregon
IR Oldco LLC	Delaware
Jasper Advisors Group LLC	Delaware
Jemini Consultancy LLC	Oregon
KBP Holdings LLC	Delaware
KBS (Hong Kong) Limited	Hong Kong
KBS (Shanghai) Advertising Co., Ltd.	Shanghai
KBS+P Ventures LLC	Delaware
Kenna Communications LP	Ontario
KETTLE SOLUTIONS, LLC	New York
KIS Information Services SRL	Barbados
Kwittken & Company Limited	United Kingdom
KWT Global LLC	Delaware
KWT Global Ltd.	United Kingdom
Laird + Partners New York LLC	Delaware
Laurie, Foard & Wheeler Limited	Hong Kong
Laurie, Foard + Wheeler LLC	Delaware
Left Field Labs, LLC	California
Legend PR Partners LLC	Delaware
Lissted Limited	United Kingdom
LLC Locaria Ukraine	Kyiv
Locaria Canada Inc.	Ontario
Locaria Group LLC	Delaware
Locaria Limited	United Kingdom
Locaria Ltd (Spain)	Barcelona
Locaria NL B.V.	Netherlands
Locaria SRL de CV	Mexico
Maru Group Canada Inc.	Ontario
Maru Group Finance Limited	United Kingdom
Maru Group Holdings Limited	United Kingdom
Maru Group Inc.	Delaware
Maru Group Limited	United Kingdom

Maru Group LLC	Delaware
Maru Group US Inc.	Delaware
Maru/Blue Canada Inc.	Federally Chartered
Maru/Blue UK Limited	United Kingdom
Maru/Blue US LLC	Delaware
Maru/EDR Canada Inc.	Federally Chartered
Maru/edr Limited	United Kingdom
Entity	Jurisdiction of Organizationtic Jurisdicti
Maru/EDR US LLC	Delaware
Maru/TU Cuentas LLC	Delaware
Maru/Usurv Limited	United Kingdom
Maxxcom (Barbados) Inc.	Barbados
MAXXCOM (USA) HOLDINGS LLC	Delaware
MAXXCOM LLC	Delaware
MDC Acquisition LLC	Delaware
MDC CORPORATE (US) LLC	Delaware
MDC Partners UK Holdings Limited	United Kingdom
MDC Partners Worldwide LLC	Delaware
Mediacurrent Interactive Solutions, LLC	Georgia
MG Latin America SRL	Argentina
Midas Corporate Holdco (US) Inc.	Delaware
Mono Advertising, LLC	Delaware
Movers and Shakers LLC	Nevada
MRB4USA HOLDINGS LLC	Delaware
MRB4USA LLC	Delaware
Multi-View Holdings Inc.	Delaware
Multi-View, Inc.	Texas
National Research Group, Inc.	California
New Team LLC	Delaware
Nine One Six LLC	Delaware
Northstar Research GP LLC	Delaware
Northstar Research Holdings USA LP	Delaware
Northstar Research Partners (UK) Limited	United Kingdom
Northstar Research Partners (USA) LLC	Delaware
Northstar Research Partners Inc. (ON)	Ontario
OneChocolate Communications Limited	United Kingdom
OneChocolate Communications LLC	Delaware
Pathfinder23 Berbenno sp. zoo	Poland
Pep Group Holdings BV	Netherlands
PMX Agency LLC	Delaware
Polar Bear Development SRL	Argentina
Pt. Northstar Business Consulting Partners	Republic of Indonesia
Ramenu S.A.	Uruguay

Redscout LLC	Delaware
Repdef Holdings LLC	Delaware
Rhythm Interactive LLC	Delaware
Robonauts Pictures sp.zoo	Poland
Scout Marketing LLC	Delaware
Search Agency Performance Marketing India Private Limited	Bangalore
SKDK Profits Interest LLC	Delaware
SKDKnickerbocker LLC	Delaware
Sloane & Company LLC	Delaware
Entity	Jurisdiction of Organizationtic Jurisdicti
Source Marketing LLC	New York
Spacecamp sp.zoo	Poland
Stagwell Agency Holdings LLC	Delaware
Stagwell APAC Pte. Ltd.	Republic of Singapore
Stagwell Canada GP Inc.	Ontario
Stagwell Creative Content & Media LLC	Delaware
Stagwell Denmark ApS	Copenhagen
Stagwell Digital Products LLC	Delaware
Stagwell Global LLC	Delaware
Stagwell Holdco Canada Inc.	Ontario
Stagwell Inc.	Delaware
Stagwell Italy S.R.L.	Milan
Stagwell Market Research LLC	Delaware
Stagwell Marketing Cloud LLC	Delaware
Stagwell Marketing Communications LLC	Delaware
Stagwell Marketing Group Holdings LLC	Delaware
Stagwell Marketing Group LLC	Delaware
Stagwell Marketing Malaysia Sdn Bhd	Malaysia
Stagwell Media (NRG) UK Limited	United Kingdom
Stagwell Media LP	Delaware
STAGWELL MEDIA MANAGEMENT HOLDCO LLC	Delaware
Stagwell Performance Marketing & Digital Transformation LLC	Delaware
Stagwell Performance Marketing Inc.	Delaware
Stagwell Performance Marketing Management LLC	Delaware
Stagwell QR Code Platform LLC	Delaware
Stagwell Team P&G LLC	Delaware
Stagwell Technologies, Inc.	Delaware
Storyline Strategies LLC	Delaware
Studio Cypher Limited	United Kingdom
Sundae Collective LLC	Delaware
Syngro Limited	United Kingdom
TargetCast LLC	Delaware
Targeted Communications Global LLC	Delaware

Targeted Holdings LLC	Delaware
Targeted Victory, LLC	Delaware
TEAM LP	Ontario
The Arsenal LLC	Delaware
The People Platform LLC	Delaware
The Search Agency Corporation	Ontario
Tinsel Experiential Design LLC	Delaware
TMA Acquisition LLC	Delaware
Trade X Partners LLC	Delaware
Trailer Productions, LLC	California
Entity	Jurisdiction of Organizationtic Jurisdicti
Travel Content Limited	United Kingdom
Travel Content LLC	Delaware
Truelogic Software LLC	Delaware
TSGPM IMGT Incentive LLC	Delaware
Veritas Communications Inc.	Ontario
Vitro Partners LLC	Delaware
VitroRobertson LLC	Delaware
Walker Brook Capital LLC	Delaware
Wolfgang, LLC	Delaware
Wonder Cave LLC	Delaware
Y Media Labs LLC	Delaware
Y Media Labs Private Limited	Bangalore
Yamamoto LLC	Delaware
Yeah Totally! LLC	Delaware
Zyman Group, LLC	Delaware